                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             ---------------------


                        Date of Report (Date of earliest
                         event reported)  July 26, 1995


                                 Tambrands Inc.
             (Exact name of registrant as specified in its charter)



    Delaware                     1-8714                 (13-1366500)
   (State of            (Commission File Number)       (IRS Employer
  incorporation)                                    Identification No.)


     777 Westchester Avenue, White Plains, New York      10604
       (Address of principal executive offices)       (Zip Code)



                                 (914) 696-6000
                        (Registrant's telephone number,
                              including area code)



                                      N/A
         (Former name or former address, if changed since last report)
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Items 1-4.  Not Applicable.

Item 5.     Other Events.

            The Company issued a press release on July 26, 1995.

Item 6.     Not Applicable.

Item 7.     Exhibits.

            99.1      Press Release of the Company dated
                       July 26, 1995.

Item 8.     Not Applicable.

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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Tambrands Inc.



                              By /s/Raymond F. Wright
                                 ----------------------------------
                                 Name:   Raymond F. Wright
                                 Title:  Senior Vice President --
                                         Chief Financial Officer



Date:       July 26, 1995

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                                 EXHIBIT INDEX



                                                        Sequentially
Exhibit No.    Description                              Numbered Page
- -----------    -----------                              -------------

   99.1        Press Release of the Company
               dated  July 26, 1995





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